PROSHARES TRUST
ProShares GENIUS Money Market ETF
(the “Fund”)
Supplement dated January 29, 2026
to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated January 29, 2026, as supplemented or amended)
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The Fund is not yet available for sale.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.